American Funds Developing World Growth and Income FundSM
Investment portfolio
August 31, 2019
unaudited
Common stocks 91.14% Financials 24.06%	Shares	Value (000)
Ping An Insurance (Group) Co. of China, Ltd., Class H1	6,248,500	$ 71,215
Sberbank of Russia PJSC (ADR)[1]	4,006,500	54,969
Sberbank of Russia PJSC[1]	3,235,447	10,877
AIA Group Ltd.[1]	4,775,800	46,238
Bank Central Asia Tbk PT1	21,144,000	45,317
Akbank TAS[1,2]	27,662,275	32,960
ICICI Bank Ltd.[1]	5,701,717	32,668
MONETA Money Bank, AS, non-registered shares[1]	10,041,077	32,499
HDFC Bank Ltd.[1]	759,787	23,660
HDFC Bank Ltd. (ADR)	56,600	6,101
China Merchants Bank Co., Ltd., Class H1	6,372,000	28,843
Housing Development Finance Corp. Ltd.[1]	947,489	28,714
Discovery Ltd.[1]	3,743,685	28,421
TCS Group Holding PLC (GDR)[1,3]	807,180	15,022
TCS Group Holding PLC (GDR)[1]	610,000	11,352
Credicorp Ltd.	122,200	25,310
PT Bank Tabungan Pensiunan Nasional Syariah Tbk[1,2]	101,686,700	23,076
Hong Kong Exchanges and Clearing Ltd.[1]	623,100	18,972
TISCO Financial Group PCL, foreign registered[1]	5,069,500	16,879
B3 SA - Brasil, Bolsa, Balcao	1,539,000	16,650
IndusInd Bank Ltd.[1]	769,700	15,008
Guaranty Trust Bank PLC[1]	178,265,222	13,434
Nova Ljubljanska banka dd (GDR)[1]	1,070,500	12,880
Bank Rakyat Indonesia (Persero) Tbk PT1	33,880,700	10,159
Bank Mandiri (Persero) Tbk PT, Series B1	19,372,800	9,859
JSE Ltd.[1]	1,081,786	9,185
Noah Holdings Ltd., Class A (ADR)[2]	266,200	7,986
First Abu Dhabi Bank PJSC, non-registered shares[1]	1,450,767	6,032
Kotak Mahindra Bank Ltd.[1]	212,468	4,260
Indian Energy Exchange Ltd.[1]	1,127,406	2,125
Moscow Exchange MICEX-RTS PJSC[1]	1,060,000	1,504
Edelweiss Financial Services Ltd.[1]	419,000	646
		662,821
Consumer discretionary 13.34%
Ctrip.com International, Ltd. (ADR)[2]	1,531,900	49,603
Galaxy Entertainment Group Ltd.[1]	7,239,000	45,096
Huazhu Group Ltd. (ADR)	1,338,400	44,207
Astra International Tbk PT1	67,224,720	31,544
Sands China Ltd.[1]	6,834,300	30,820
Wynn Macau, Ltd.[1]	13,420,000	26,667
Cyrela Brazil Realty SA, ordinary nominative	3,473,900	21,132
Midea Group Co., Ltd., Class A1	2,702,978	19,952
Bloomberry Resorts Corp.[1]	66,381,500	13,167
Alibaba Group Holding Ltd. (ADR)[2]	71,200	12,462
Shenzhou International Group Holdings Ltd.[1]	877,000	11,852
Gree Electric Appliances, Inc. of Zhuhai, Class A1	1,449,669	11,253
American Funds Developing World Growth and Income Fund — Page 1 of 7

unaudited
Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
Gourmet Master Co. Ltd.[1]	2,190,000	$ 10,443
Matahari Department Store Tbk PT1	46,716,388	9,934
YUM! Brands, Inc.	68,500	7,999
MercadoLibre, Inc.[2]	12,460	7,409
Detsky Mir PJSC[1]	4,411,930	5,966
Pacific Textiles Holdings Ltd.[1]	8,601,791	5,801
TVS Motor Co. Ltd.[1]	216,000	1,064
Maruti Suzuki India Ltd.[1]	6,933	593
Samsonite International SA1	282,000	530
		367,494
Information technology 10.88%
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	13,383,800	110,232
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	492,500	20,995
Samsung Electronics Co., Ltd.[1]	2,255,258	81,910
MediaTek Inc.[1]	4,371,000	51,067
Broadcom Inc.	69,300	19,587
Vanguard International Semiconductor Corp.[1]	6,254,000	12,765
VTech Holdings Ltd.[1]	408,100	3,222
		299,778
Communication services 8.53%
América Móvil, SAB de CV, Series L (ADR)	2,769,936	40,496
Tencent Holdings Ltd.[1]	934,800	38,499
Singapore Telecommunications Ltd.[1]	14,016,800	32,016
Bharti Airtel Ltd.[1]	4,885,305	23,712
HKBN Ltd.[1]	13,114,000	23,490
PT Surya Citra Media Tbk[1]	228,386,800	19,818
China Tower Corp. Ltd., Class H1	84,340,000	19,136
Yandex NV, Class A2	417,900	15,504
Airtel Africa PLC[1,2]	15,421,700	12,573
HUYA, Inc. (ADR)[2]	259,000	6,527
HKT Trust and HKT Ltd., units[1]	1,943,000	3,034
		234,805
Consumer staples 7.98%
Carlsberg A/S, Class B1	336,638	49,661
Nestlé SA1	239,160	26,840
Danone SA1	280,687	25,138
Unilever PLC[1]	392,900	24,851
Diageo PLC[1]	317,000	13,553
Reckitt Benckiser Group PLC[1]	163,600	12,762
Fomento Económico Mexicano, SAB de CV	1,211,800	11,067
Kweichow Moutai Co., Ltd., Class A1	61,852	9,881
Philip Morris International Inc.	121,200	8,737
British American Tobacco PLC[1]	210,781	7,392
Chongqing Fuling Zhacai Group Co., Ltd., Class A1	2,216,782	6,918
United Spirits Ltd.[1,2]	564,567	4,966
Varun Beverages Ltd.[1]	358,795	3,248
Shoprite Holdings Ltd.[1]	419,526	3,122
PZ Cussons PLC[1]	1,106,800	2,832
Colgate-Palmolive (India) Ltd.[1]	141,723	2,529
Dis-Chem Pharmacies Ltd.[1]	1,706,412	2,503
American Funds Developing World Growth and Income Fund — Page 2 of 7

unaudited
Common stocks (continued) Consumer staples (continued)	Shares	Value (000)
Godrej Consumer Products Ltd.[1]	270,031	$ 2,302
Eastern Company SAE[1]	1,500,000	1,396
		219,698
Real estate 7.48%
Longfor Group Holdings Ltd.[1]	22,346,000	79,424
China Overseas Land & Investment Ltd.[1]	19,690,000	61,998
China Resources Land Ltd.[1]	14,980,000	60,575
Vinhomes JSC[1]	1,080,000	4,081
		206,078
Health care 6.80%
BeiGene, Ltd. (ADR)[2]	328,200	47,179
Hangzhou Tigermed Consulting Co., Ltd., Class A1	4,381,188	37,390
Hypera SA, ordinary nominative	4,437,200	34,471
OdontoPrev SA, ordinary nominative	5,871,700	24,133
Shanghai Fosun Pharmaceutical (Group) Co., Ltd. Class H1	6,612,200	19,552
Jiangsu Hengrui Medicine Co., Ltd., Class A1	1,697,058	19,006
Shanghai Pharmaceutical (Group) Co., Ltd., Class H1	2,930,700	5,527
		187,258
Industrials 6.30%
CCR SA, ordinary nominative	7,097,011	27,850
BOC Aviation Ltd.[1]	3,043,700	26,375
CTCI Corp.[1]	17,210,000	23,988
AKR Corporindo Tbk PT1	71,801,400	21,569
International Container Terminal Services, Inc.[1]	7,981,170	20,800
Airbus SE, non-registered shares[1]	122,162	16,844
DKSH Holding AG1	243,397	11,867
Epiroc AB, Class A1	565,908	5,871
Epiroc AB, Class B1	432,087	4,287
Aggreko PLC[1]	953,100	8,892
Boeing Co.	7,600	2,767
DP World PLC[1]	161,365	2,260
		173,370
Materials 3.18%
Alrosa PJSC[1]	18,668,412	20,783
Nexa Resources SA	2,191,223	20,576
Vale SA, ordinary nominative	1,523,079	16,761
LafargeHolcim Ltd.[1]	317,511	15,026
ACC Ltd.[1]	248,860	5,297
Berger Paints India Ltd.[1]	660,467	3,417
Asian Paints Ltd.[1]	134,476	3,045
Gerdau SA (ADR)	875,800	2,671
		87,576
Energy 2.08%
Rosneft Oil Co. PJSC (GDR)[1]	2,229,700	13,602
CNOOC Ltd. (ADR)	69,700	10,333
Galp Energia, SGPS, SA, Class B1	684,259	9,829
China Petroleum & Chemical Corp., Class H1	13,646,000	7,961
OMV Petrom SA1	59,691,423	5,732
China Oilfield Services Ltd., Class H1	4,638,000	5,717
American Funds Developing World Growth and Income Fund — Page 3 of 7

unaudited
Common stocks (continued) Energy (continued)	Shares	Value (000)
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)	161,200	$ 2,184
Oil Search Ltd.[1]	430,000	1,919
		57,277
Utilities 0.51%
China Gas Holdings Ltd.[1]	1,135,000	4,677
Enel Américas SA (ADR)	561,429	4,593
ENN Energy Holdings Ltd.[1]	232,300	2,643
AES Corp.	146,198	2,241
		14,154
Total common stocks (cost: $2,347,791,000)		2,510,309
Preferred securities 2.13% Energy 0.65%
Petróleo Brasileiro SA (Petrobras), preferred nominative	2,909,100	17,914
Industrials 0.45%
Azul SA, preference shares (ADR)[2]	350,700	12,317
Information technology 0.35%
Samsung Electronics Co., Ltd., nonvoting preferred shares[1]	322,350	9,805
Financials 0.25%
Itaú Unibanco Holding SA, preferred nominative (ADR)	842,344	6,941
Utilities 0.22%
Cia. Energética de Minas Gerais - CEMIG, preferred nominative	1,696,604	6,047
Consumer discretionary 0.21%
Hyundai Motor Co., Series 2, preferred shares[1]	80,054	5,710
Total preferred securities (cost: $55,391,000)		58,734
Bonds, notes & other debt instruments 0.48% Bonds & notes of governments & government agencies outside the U.S. 0.25%	Principal amount (000)
Turkey (Republic of) 10.70% 2021	TRY16,500	2,654
Turkey (Republic of) 10.70% 2022	14,100	2,132
Turkey (Republic of) 7.10% 2023	15,650	2,064
		6,850
Corporate bonds & notes 0.23% Utilities 0.23%
Cemig Geração e Transmissão SA 9.25% 2024[3]	$ 5,390	6,246
Total corporate bonds & notes		6,246
Total bonds, notes & other debt instruments (cost: $11,762,000)		13,096
American Funds Developing World Growth and Income Fund — Page 4 of 7

unaudited
Short-term securities 5.91% Money market investments 5.91%	Shares	Value (000)
Capital Group Central Cash Fund 2.16%[4]	1,629,297	$ 162,914
Total short-term securities (cost: $162,917,000)		162,914
Total investment securities 99.66% (cost: $2,577,861,000)		2,745,053
Other assets less liabilities 0.34%		9,403
Net assets 100.00%		$2,754,456
[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $2,008,293,000, which represented 72.91% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $21,268,000, which represented .77% of the net assets of the fund.
[4]	Rate represents the seven-day yield at 8/31/2019.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.
American Funds Developing World Growth and Income Fund — Page 5 of 7

unaudited
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. As of August 31, 2019, the fund did not have any open forward currency contracts. The average month-end notional amount of open forward currency contracts while held was $6,663,000.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of August 31, 2019 (dollars in thousands):
American Funds Developing World Growth and Income Fund — Page 6 of 7

unaudited
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$ 56,047	$ 606,774	$ —	$ 662,821
Consumer discretionary	142,812	224,682	—	367,494
Information technology	40,582	259,196	—	299,778
Communication services	62,527	172,278	—	234,805
Consumer staples	19,804	199,894	—	219,698
Real estate	—	206,078	—	206,078
Health care	105,783	81,475	—	187,258
Industrials	30,617	142,753	—	173,370
Materials	40,008	47,568	—	87,576
Energy	12,517	44,760	—	57,277
Utilities	6,834	7,320	—	14,154
Preferred securities	43,219	15,515	—	58,734
Bonds, notes & other debt instruments	—	13,096	—	13,096
Short-term securities	162,914	—	—	162,914
Total	$723,664	$2,021,389	$—	$2,745,053
Key to abbreviations
ADR = American Depositary Receipts
GDR = Global Depositary Receipts
TRY = Turkish lira
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
American Funds Distributors, Inc., member FINRA.
© 2019 Capital Group. All rights reserved.
MFGEFPX-100-1019O-S73072	American Funds Developing World Growth and Income Fund — Page 7 of 7